Exhibit 99.1

Paycom Software, Inc. Announces Stock Repurchase Plan

OKLAHOMA CITY—(BUSINESS WIRE)—Paycom Software, Inc. (NYSE:PAYC), a leading provider of comprehensive, cloud-based human capital management software delivered as Software-as-a-Service, today announced that its Board of Directors has authorized a stock repurchase plan under which up to $50,000,000 is available to purchase shares of Paycom’s outstanding common stock, par value $0.01 per share, over the next 24 months.

“One of our strengths continues to be our strong cash-flow generation, allowing us to repurchase up to $50 million of our stock over the next 24 months,” said Paycom’s founder and CEO, Chad Richison. “Our top priority continues to be reinvesting in our business and growth initiatives. We remain focused on organic growth and will continue to invest aggressively toward that goal. At the same time, our strong financial position and ability to generate significant cash-flow afford us the opportunity to return value to our stockholders in a manner consistent with our capital strategy.”

Shares may be repurchased from time-to-time in open market transactions at prevailing market prices, in privately negotiated transactions or by other means in accordance with federal securities laws, including Rule 10b5-1 programs, and the repurchase plan may be suspended or discontinued at any time. The actual timing, number and value of shares repurchased will be determined by a committee of the Board of Directors at its discretion and will depend on a number of factors, including the market price of Paycom’s common stock, general market and economic conditions and other corporate considerations.

About Paycom

As a leader in payroll and HR technology, Oklahoma City-based Paycom redefines the human capital management industry by allowing companies to effectively navigate a rapidly changing business environment. Its cloud-based software is based on a core system of record maintained in a single database for all human capital management functions, providing the functionality that businesses need to manage the complete employment lifecycle, from recruitment to retirement. Paycom has the ability to serve businesses of all sizes and in every industry. As one of the leading human capital management providers, Paycom has sales offices across the country and serves clients in all 50 states.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that look to future events and include, but are not limited to, statements regarding Paycom’s business strategy; anticipated future operating results and operating expenses, cash flows, capital resources and liquidity; trends, opportunities and risks affecting Paycom’s business, industry and financial results; future expansion or growth plans and potential for future growth; Paycom’s ability to attract new clients to purchase its solution; Paycom’s ability to retain clients and induce them to purchase additional applications; Paycom’s ability to accurately forecast future revenues and appropriately plan its expenses; market acceptance of Paycom’s solution and applications; Paycom’s expectations regarding future revenue generated by certain applications; how certain factors affecting Paycom’s performance correlate to improvements or deterioration in the labor market; Paycom’s plan to open additional sales offices and its ability to effectively execute such plan; the sufficiency of Paycom’s existing cash and cash equivalents to meet its working capital and capital expenditure needs over the next 12 months; Paycom’s ability to create additional jobs at its corporate headquarters; Paycom’s expectation of increasing its capital expenditures and investment activity as its business grows; and Paycom’s plans to purchase shares of its common stock under the authorized repurchase plan. In addition, forward-looking statements also consist of statements involving trend analyses and statements including such words as “may,” “believe,” “could,” “anticipate,” “should,” “would,” “might,” “plan,” “expect,” “potential,” “possible,” “project,” and similar expressions or the negative of such terms or other comparable terminology. These forward-looking statements speak only as of the date hereof and are subject to business and economic risks. As such, Paycom’s actual results may differ materially from those set forth in the forward-looking statements as a result of the factors discussed in its filings with the Securities and Exchange Commission, including those discussed in its Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016. Paycom undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

Contacts

Paycom Software, Inc.

Media Contact:

Kathy Oden-Hall, 800-580-4505

CMO

media@paycom.com

or

Investor Relations Contact:

David Niederman, 855-603-1620

investors@paycom.com